0
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DRAFT – For Discussion Purposes Only
Challenges and Solutions of Managing
Risk: A Return to Enhancing
Shareholder Value
NYSE Panel Discussion –
“The Company Crystal Ball: the Art and Science of
Preventing Catastrophic Loss”
Stephen R. Light
Exhibit 99.1

Confidential / Company Use Only
DRAFT – For Discussion Purposes Only
Risk Assessment Process
Identify and Validate the Risks
Identified Xerium’s most critical risks through interviews with Board of Directors ,
CEO, CFO, Four Division Presidents, Controllers, Outside Consul, External
Auditors
Assess the Risks
19 risks were identified
Results were presented to the Board of Directors
Expanded scope of participants in the risk assessment to include Plant
Managers and Engineers in early 2009

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DRAFT – For Discussion Purposes Only
IMPACT – The potential for negative consequences of a risk event, without regard to anything that may be in place to deal with such events.  Impact can be expressed in both financial and non-financial arenas such as Reputation, Legal/Regulatory, Customer,
Employees, or Operations.
•
High (5): Event would threaten the effectiveness of a major process or function of the Xerium.
•
Medium (3): Event would require significant intervention by management to remediate.
•
Low (1): Event could threaten operational effectiveness or efficiency,
VULNERABILITY – The existence and effectiveness of mechanisms currently in place to manage this risk, including People/Organization, Prevention, Detection,
Correction/Recovery, and Testing/Auditing of these mechanisms.
•
High (5): Some risk management activities may be incomplete or ineffective, and collectively the activities provide minimal management of this risk.
•
Medium (3): Certain risk management activities may be incomplete or ineffective, but collectively the activities provide acceptable management of this risk.
•
Low (1): Risk management activities are in place and effective in all the above areas.
SPEED OF ONSET  – How quickly could this risk occur?
•
High: Very rapid onset; little or no warning, instantaneous
•
Medium: Moderate onset; Several days or weeks to occur
•
Low: Slow; Several months or years to occur
Risk Assessment Criteria

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DRAFT – For Discussion Purposes Only DRAFT – For Discussion Purposes Only
Assessing Risk Approach Considering Impact and
Vulnerability
Vulnerability
Low
High
High
Low
Measure for Cumulative Impact
Enhance Risk Mitigation
• Confirm management ownership and accountability
for resolution
• Audit timetable, progress milestones, and
effectiveness
• Validates corrective actions are implemented
• Assess ongoing risk monitoring process
• Determine any significant damages
• Assess for frequency of occurrence and
aggregated impacts
• Audit planning should focus on monitoring key
trouble signals and trend analysis
Assurance of Preparedness
Redeploy Resources
• Audit/inspect/test existing risk mitigation measures
• Confirm completion of risk mitigation action plans
• Test compliance with risk controls and ongoing risk
monitoring process
• Management reviews the efficiency of existing risk
mitigation approach
• Lower priority audit attention
• Advisory support to management to rationalize
more efficient control measures
Basic Risk Response Guidance

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DRAFT – For Discussion Purposes Only DRAFT – For Discussion Purposes Only
A
B
C
D
E
F
G
H
I
L
K
J
M
N
O
P
Q
R
S
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
5.00
1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00
Risk Assessment Results
VULNERABILITY

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DRAFT – For Discussion Purposes Only
Risks: Tier One (Priority Attention & Mitigation Actions)
Risk Name ID Risk Description Survey Comments Owner V S I
DEBT
MANAGEMENT
RISK
C
Risk of breaching loan
covenants
- Economic environment increases risk significantly
- Markets are weak and cause cash flow falls and the ability to create money for departments weakens
- Breach could lead to bankruptcy
- Perception in marketplace of Xerium’s financial viability
CFO 3.8 3.7 4.1
MARKET RISK D
Volatility of external
markets may affect
business
- Unprecedented negative market conditions globally
- Competitors are more flexible
- Shrinking pool of customers
- Sufficiency of controls as the market continues to down size
CEO 3.6 3.6 3.8
NEW PRODUCT
DEVELOPMENT
RISK
J
Inability to be innovative in
new technologies and/or
standardize current
products to improve
efficiency of production
and reduce cycle time
- Currently too conservative in approach to research
- Innovation is the key to our success
- Engineering has limited resources
- Our technologies and machineries may be outdated
- Not reacting quickly to new opportunities now, which affects future
CTO 3.3 3.2 4.0
FORECASTING
RISK
O
Unreliable and/or lack of
information needed to
forecast and make
business decisions
- Lack of sufficiently accurate sales forecast
- Talent and tools lacking
Division
Presidents
3.2 3.2 3.6
PEOPLE RISK A
Not having the right people
in the right jobs and
mapped to the right
incentives
- Inconsistent HR policies/infrastructure across company
- Confusion around bonus and incentive compensation process
- Concern for people moving to competitors
- Lack of training programs across company
- Inconsistent succession planning for key people/ positions
- Operations are unique, new hires require significant training
- Junior personnel in the mills may not have the correct
background, experience and training
- Career development path is not defined and perception
among employees that promotions are not tied to
performance
- Need to have right personnel with the right skills for the business in right positions (all levels)
CEO 3.0 2.9 3.4
V= Vulnerability S= Speed of Onset I = Impact

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Risk
Event
Backlog
Forecasted
Head Room
below $16M
Book to
Bill Ratio
Forecasted
Cash / Short
Term Debt
Position below
$17M
Adjusted
EBITDA
Paper Capacity Fluctuations
Paper Inventory Fluctuations
Paper Pricing Fluctuations
Trigger Events
Leading
Indicator
Mill Operating Curtailments
“20 Box”
Covenant
Non-
Compliance
Intermediate Events
Administrative/
Accounting /
Reporting
Performance
Targets
Not
Achieved
Leading Indicator - External
Debt Management Risk – Pre Covenant Breach
Mitigation Activities
Pricing Trends
Plant Capacity Fluctuations
Labor Pricing
Raw Material Pricing
Leading Indicator - Internal
Management Response/ Corrective
Action
Competitor Capacity Announcements
Customer Financial Reports
Paper Machine Clothing Inventory
Industry Analyst Reports
Missed Bookings Forecast
Other Competitor Intelligence
Cash Flow Forecast
Cash
Generation
Bookings Data
Key Staff Turnover
Currency Fluctuations
Covenant
Breach
Other
Default
Events
Leverage
Coverage
CapEx
Limitations
Fixed
Charge
Coverage
Interest
Coverage
OPERATIONAL
•Contingency List
•Layoffs
•Short Term Work Schedule
•Delayed Capex
•Delayed Product
Development
•Wage Roll Back
•Financial Performance
/ Execution
Effective?
Monitor
Mitigation
YES
NO
CAPITAL
STRUCTURE
•Sell part of the
Company
•Sell Equity
•Debt Payment
Acceleration
•RCF Draw
CONTRACTUAL
•Amend Credit
Agreement

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DRAFT – For Discussion Purposes Only
Debt Management Risk – Post Covenant Breach
Covenant
Breach
Curable?
NO
YES
CONTRACTUAL
•Amended Credit Agreement
CAPITAL STRUCTURE
•Sell part of the Company
•Sell Equity
•Debt Payment Acceleration
•Sell Company/ Equity Under
Duress
Amendment Under Duress
Reorganization
Effective?
Monitor and
Manage
Mitigations
NO
YES
Risk Event Cure Consequence

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DRAFT – For Discussion Purposes Only DRAFT – For Discussion Purposes Only
Risk Event
Unintended Loss
of Talent
Training and Development
Succession Planning
Recruiting
Compensation & Benefits Benchmark
Leading Indicators Intermediate Events
Leading Indicator - External
People Risk – Event Tree
Mitigation
Activities
Employee Attrition Rate
Leading Indicator - Internal
Industry Benchmarks
Employee Satisfaction Survey
Other Competitor Intelligence
Recruiting
% of Open Positions
Reputation in Marketplace
Recruitment Cycle Time
Training Hours per FTE
Key Staff Turnover
Employee Morale
Consequence
HR Strategy and
Policies
Recognition Programs
CIA, etc
Compensation &
Benefits Structure
Event
Loss of Institutional Knowledge
Loss of Critical Skills
Costly Learning Curve
Management Response /
Corrective Action
Training
Cross Functional
Assignments
Team Tasking
Increased
Communication
Annual Manpower
Review
Investment in Key
Positions are Lost
Customer Issues
Quality Issues
Pay for
Performance